UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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[_]	Definitive Proxy Statement

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[_]	Soliciting Material Pursuant to § 240.14a-12

Donaldson Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DONALDSON COMPANY, INC.	Stockholder Meeting to be held on 11/21/08
** IMPORTANT NOTICE **	Proxy Materials Available
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement • Annual Report and Form 10-K combo
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE
DONALDSON COMPANY, INC. P.O. BOX 1299 MINNEAPOLIS, MN 55440-1299

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 11/07/08.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit:www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Annual Meeting Date: 11/21/08 Meeting Time: 1:00 p.m. Local Time For holders as of: 09/23/08	Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 20, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location:
Donaldson Company 2001 West 94th Street Minneapolis, MN 55431
Vote In Person
Meeting Directions:	You will be admitted to the Meeting if you are a stockholder of record as of the record date of September 23, 2008. At the Meeting you will need to request a ballot to vote these shares.
For Meeting Directions Please Visit: http://ir.donaldson.com

Voting items
The Board of Directors recommends votes FOR:

1.	Election of Directors Nominees: 01) F. Guillaume Bastiaens 02) Janet M. Dolan 03) Jeffrey Noddle

2.

Ratify the appointment of PricewaterhouseCoopers LLP as Donaldson Company, Inc’s independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending July 31, 2009.